UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21694

MELLON OPTIMA L/S STRATEGY FUND, LLC

(Exact name of Registrant as specified in charter)

BNY Mellon Financial Center One Boston Place, 024-0071 Boston, Massachusetts 02108

(Address of principal executive offices) (Zip code)

David K. Mossman BNY Mellon Wealth Management One Mellon Center Pittsburgh, PA 15258

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 257-0004

Date of fiscal year end: March 31

Date of reporting period: September 30, 2011

Item 1. Reports to Stockholders.

The Semi-Annual Report to Investors is attached herewith.

MELLON OPTIMA L/S STRATEGY FUND, LLC

SEMI-ANNUAL REPORT TO INVESTORS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2011

This report and the financial statements contained herein are submitted for the general information of investors in Mellon Optima L/S Strategy Fund, LLC (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by the Fund’s Confidential Offering Memorandum (the “Offering Memorandum”).

Any information in this investor report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. To request a copy of the most recent quarterly holdings report, semi-annual report or annual report, call 1-877-257-0004.

To view the Fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit the SEC’s web site at http://www.sec.gov. You may also call 1-877-257-0004 to request a free copy of the proxy voting guidelines.

Units of limited liability company interests of the Fund (“Units”) are offered and sold only to investment management clients of the Wealth Management Group of The Bank of New York Mellon Corporation, and only to clients that have a net worth of more than $1 million and meet other criteria as described in the Offering Memorandum. Units of the Fund are not freely transferable, however liquidity may be available through repurchase offers made at the discretion of the Board of Directors of the Fund.

As with any speculative investment program, it is possible to incur losses as well as gains through an investment in the Fund. There can be no assurances that the Fund will achieve its objective. The Offering Memorandum contains a more complete description of the risks associated with an investment in the Fund. Under no circumstances should a prospective investor elect to invest in the Fund without reviewing the Offering Memorandum.

Mellon Optima L/S Strategy Fund, LLC

Portfolio Summary - September 30, 2011 (unaudited)
Investment Funds	Cost	Value	Percentage of Net Assets
Opportunistic	$73,469,158	$77,505,121	17.3%
Growth	95,892,231	106,596,136	23.8%
Value	135,877,505	142,997,547	31.9%
Global	81,208,322	94,073,857	21.0%

Total Investment Funds	$386,447,216	$421,172,661	94.0%

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Schedule of Investments - September 30, 2011 (unaudited)
Investment Funds - United States	Cost	Value	Percentage of Net Assets	Liquidity	Redemption Notice Period (# of days)
Opportunistic
Bay Pond Partners, L.P.	$17,000,000	$15,000,259	3.3%	Semi-Annually (a)*	45
Glenview Institutional Partners, L.P.	28,166,741	26,393,407	5.9%	Quarterly †	45
Karsh Capital II, L.P.	11,538,224	16,029,710	3.6%	Quarterly †	30
Kingdon Associates	14,692,981	17,823,462	4.0%	Quarterly †	30
Raptor Global Portfolio Liquidating Trust	243,576	263,621	0.1%	†† *
Raptor Private Holdings, L.P.	1,827,636	1,994,662	0.4%	†† ^ *

	73,469,158	77,505,121	17.3%

Growth
Alydar QP Fund, L.P.	14,991,757	22,420,704	5.0%	Quarterly †	30
Conatus Capital Partners, L.P.	29,000,000	26,448,417	5.9%	Quarterly (b)	65
Highbridge Long/Short Equity Fund, L.P.	11,773,753	18,028,661	4.0%	Quarterly †	45
Maverick Fund USA, Ltd.	18,824,416	18,981,596	4.3%	Quarterly †	60
Pequot Partners Liquidating Trust	1,302,305	931,779	0.2%	†† *
Seligman Spectrum Focus Fund, LLC	20,000,000	19,784,979	4.4%	Monthly (c)	30

	95,892,231	106,596,136	23.8%

Value
Amici Qualified Associates, L.P.	14,948,921	19,587,737	4.4%	Quarterly †	45
Bay II Resource Partners, L.P.	20,500,000	25,049,228	5.6%	Quarterly †	45
Clovis Capital Partners, L.P.	16,428,584	18,544,291	4.1%	Quarterly †	45
Mulsanne Partners, L.P.	20,000,000	16,793,241	3.7%	Quarterly †	30
Pershing Square, L.P.	18,000,000	15,701,386	3.5%	Quarterly (d)	65
Scout Capital Partners II, L.P.	18,000,000	17,044,344	3.8%	Quarterly (e)	45
SEG Partners II, L.P.	28,000,000	30,277,320	6.8%	Quarterly (f) †	45

	135,877,505	142,997,547	31.9%

Global
Amiya Global Emerging Opportunities Fund, Ltd.	18,339,889	23,200,248	5.2%	Quarterly (g)	30
Artha Emerging Markets Fund, L.P.	20,000,000	19,171,147	4.3%	Quarterly (h)	60
Asian Century Quest Fund (QP), L.P.	12,598,257	17,727,186	3.9%	Quarterly †	45
Calypso Qualified Partners, L.P.	10,270,176	13,429,568	3.0%	Quarterly †	45
Miura Global Partners II, L.P.	20,000,000	20,545,708	4.6%	Monthly †	90

	81,208,322	94,073,857	21.0%

Total Investment Funds	386,447,216	421,172,661	94.0%

Affiliated Investment
Dreyfus Institutional Cash Advantage Fund	12,325,802	12,325,802	2.8%	Daily (i) **

Total Investments	$398,773,018	433,498,463	96.8%

Other Assets in Excess of Liabilities		14,310,071	3.2%

Total Net Assets		$447,808,534	100.0%

(a)	Investment has a 1 year hard lock-up period. $12 million was invested on 3/1/11. $5 million was invested on 9/1/11.
(b)	Investment has a 1 year soft lock-up period with a 1.5% early withdrawal fee. $20 million was invested on 11/1/10. An additional $9 million was invested on 2/1/11.
(c)	Investment has a 1 year soft lock-up period with a 4% early withdrawal fee. $15 million was invested on 8/1/10. An additional $5 million was invested on 2/1/11.
(d)	Up to 1/8 of the investment amount can be redeemed each quarter. $18 million was invested on 8/1/11.
(e)	Investment has a 1 year soft lock-up period with a 5% early withdrawal fee. $18 million was invested on 5/1/11.
(f)	Investment has a 1 year soft lock-up period. $6 million was invested on 4/1/11.
(g)	Investment has a 1 year soft lock-up period with a 2% early withdrawal fee. $21.4 million was transferred from Amiya Global Emerging Opportunities Fund, L.P. on 4/1/11.
(h)	Investment has a 1 year soft lock-up period with a 5% early withdrawal fee. Following the lock-up period, 75% of this investment may be subject to a gate. $15 million was invested on 1/1/11. An additional $5 million was invested on 2/1/11.
(i)	Investment in affiliated money market mutual fund. The 7-day yield at 9/30/11 was 0.07%. See Note 2E.
†	The investment amount has no lock-up or other redemption restrictions.
††	Illiquid Investment. The investment is expected to liquidate over the next two to five years.
^	Illiquid investment. Fair value determined by management in accordance with methodology approved by the Board of Directors.
*	Investment held by Mellon Optima 1099 Domestic Access Fund LLC. See Note 1.
**	$451,458 held by Mellon Optima 1099 Domestic Access Fund LLC. See Note 1.

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Statement of Assets and Liabilities September 30, 2011 (unaudited)
Assets
Investments in funds, at value (Cost at $386,447,216) (Note 2A)		$421,172,661
Investments in affiliated issuer, at value (Cost at $12,325,802) (Note 2E)		12,325,802
Receivable for investments sold (Note 4)		19,415,885

Total assets		452,914,348

Liabilities
Proceeds from sale of Units received in advance	$2,505,000
Accrued investment advisory fees (Note 3)	1,139,970
Payable for repurchase of Units (Note 8)	941,251
Accrued professional fees	279,330
Accrued accounting and administration fees	153,109
Accrued Directors’ fees (Note 3)	39,310
Accrued custody fees (Note 3)	3,797
Other accrued expenses and other liabilities	44,047

Total liabilities		5,105,814

Net Assets		$447,808,534

Investors’ Capital
Net capital contributions		$413,083,089
Net unrealized appreciation		34,725,445

Investors’ Capital		$447,808,534

Net Asset Value per Unit	$90.57
Number of Units Outstanding (unlimited number of units authorized)	4,944,240

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Statement of Operations For the six months ended September 30, 2011 (unaudited)
Investment Income
Dividend income from affiliated investments (Note 2E)		$3,984

Expenses
Investment advisory fee (Note 3)	$3,658,657
Accounting, administration and investor services fees	240,352
Audit and tax service fees	165,915
Directors’ fees (Note 3)	88,302
Insurance expense	82,202
Legal fees	64,618
Custody fees (Note 3)	7,668
Miscellaneous expenses	28,846

Total expenses		4,336,560

Net investment loss		(4,332,576)

Realized and Unrealized Gain (Loss)
Net realized gain on investment funds sold	2,394,805
Net change in unrealized depreciation on investment funds	(50,848,115)

Net realized and unrealized loss		(48,453,310)

Net Decrease in Investors’ Capital Derived from Investment Operations		$(52,785,886)

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Statements of Changes in Investors’ Capital
	For the Six Months Ended September 30, 2011 (unaudited)	For the Year Ended March 31, 2011
Increase (Decrease) in Investors’ Capital from Investment Operations
Net investment loss	$(4,332,576)	$(8,945,588)
Net realized gain on investment funds sold	2,394,805	19,005,565
Net change in unrealized appreciation (depreciation) on investment funds	(50,848,115)	9,217,253

Net Increase (Decrease) in Investors’ Capital Derived from Operations	(52,785,886)	19,277,230

Capital Transactions
Proceeds from sale of Units	17,529,000	24,394,000
Repurchase of Units	(22,523,810)	(71,932,175)

Net Decrease in Investors’ Capital Derived from Capital Transactions	(4,994,810)	(47,538,175)

Total Decrease in Investors’ Capital	(57,780,696)	(28,260,945)

Investors’ Capital
At beginning of period	505,589,230	533,850,175

At end of period	$447,808,534	$505,589,230

Change in Units Outstanding
Units outstanding, at beginning of period	4,992,200	—
Units issued related to Tax Transition (Note 1)	—	5,339,778
Units sold	176,939	70,111
Units repurchased	(224,899)	(417,689)

Units outstanding, at end of period	4,944,240	4,992,200

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Financial Highlights
	For the Six Months Ended September 30, 2011 (unaudited)		For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008	For the Year Ended March 31, 2007
Total Return	(10.57	%)(1)	4.04%	8.98%	(12.48)%	2.63%	5.96%
Ratios to Average Net Assets:
Expenses (2)	1.77	% (3)	1.76%	1.73%	1.73%	1.71%	1.74%
Net Investment loss	(1.77	%)(3)	(1.75%)	(1.71%)	(1.66%)	(1.56%)	(1.63%)
Portfolio Turnover Rate	10	% (4)	26%	23%	12%	4%	2%
Net Assets, End of Period (000’s omitted)	$447,809		$505,589	$533,850	$549,362	$610,454	$537,870

(1)	Total return is for the period indicated and has not been annualized.
(2)	Expense ratios of the underlying funds in which the Fund invests are not included in the expense ratio.
(3)	Annualized.
(4)	Not annualized.

For a Unit Outstanding	March 31, 2011 through September 30, 2011	January 1, 2011 through March 31, 2011 (a)
Net asset value per Unit, beginning of period	$101.28	$100.00
Income (loss) from investment operations
Net investment income (loss)	(0.88)	1.28
Net realized and unrealized loss	(9.83)	—

Net asset value per Unit, end of period	$90.57	$101.28

(a)	Effective January 1, 2011, the Fund unitized the capital accounts of Investors. See Note 1.

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Statement of Cash Flows For the six months ended September 30, 2011 (unaudited)
Cash Flows from Operating Activities
Net decrease in investors’ capital resulting from operations	$(52,785,886)
Adjustments to reconcile net decrease in investors’ capital from operations to net cash provided by operating activities:
Purchases of long-term investments	(47,000,000)
Proceeds from sale of long-term investments	54,654,438
Net sales of short-term investments	12,266,677
Net realized gain on investment funds sold	(2,394,805)
Net change in unrealized depreciation on investment funds	50,848,115
Decrease in advance investments in funds	6,000,000
Increase in receivable for investments sold	(17,722,143)
Decrease in prepaid expenses	80,125
Increase in accrued investment advisory fees	506,512
Decrease in accrued professional fees	(19,347)
Decrease in accrued accounting and administration fees	(7,600)
Increase in accrued Directors’ fees	6,213
Decrease in accrued custody fees	1,262
Increase in other accrued expenses and other liabilities	16,572

Net cash provided by operating activities	4,450,133

Cash Flows from Financing Activities
Proceeds from sale of Units	20,034,000
Repurchase of Units	(24,484,133)

Net cash used in financing activities	(4,450,133)

Net change in cash	—

Cash at beginning of period	—

Cash at end of period	$—

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

September 30, 2011 (unaudited)

(1) Organization:

Mellon Optima L/S Strategy Fund, LLC (the “Fund”) was organized as a limited liability company under the laws of Delaware on December 14, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund commenced operations on May 2, 2005.

On March 7, 2011, Mellon Optima 1099 Domestic Access Fund LLC (the “Fund Subsidiary”) was organized in the State of Delaware. The Fund is the sole member and managing member of the Fund Subsidiary. The Fund Subsidiary was formed to hold certain of the Fund’s investments.

The Fund’s investment objective is to seek capital appreciation over the long term by attempting to maximize risk-adjusted returns while minimizing volatility and maintaining a low correlation to the S&P 500 Index. The Fund is a fund of hedge funds that seeks to achieve its objective by deploying its assets primarily among a select group of portfolio managers who over time have produced attractive returns principally in the U.S. equity markets by employing an investing style known as “long/short.” This style combines long investments with short sales in the pursuit of opportunities in rising or declining markets. Generally, such portfolio managers conduct their investment programs through unregistered investment vehicles and in other registered investment companies (collectively, the “Investment Funds”), in which the Fund invests as a limited partner, member or shareholder along with other investors.

The following long/short strategies were employed during the six months ended September 30, 2011:

•

Growth Strategy. Investment managers employing a growth strategy are more apt to subscribe to the “efficient market hypothesis” which maintains that the current market price of a stock reflects all the currently available information about a company and therefore represents the most reasonable price for that stock at that point in time. They seek to enjoy their rewards by participating in what the growth of the underlying company imparts to the growth of the price of its stock.

•

Value Strategy. Investment managers following a value strategy focus on the extent to which they believe a stock is mispriced in the marketplace. If a stock is underpriced, it is a good buy; if it is overpriced, it is a good sell. These managers seek to buy stocks that are depressed due to difficulties being experienced by the stocks’ issuers, riding the stock prices upward, and then selling those stocks when the managers’ price objectives are reached, if and when the underlying entities recover.

•

Opportunistic Strategy. Investment managers employing an opportunistic strategy seek to generate alpha (the incremental return that active fund managers seek to earn above market benchmarks) by moving between growth investing and value investing whenever they believe that market conditions favor one or the other. For example, a manager may switch from a growth to a value strategy when the manager believes that the momentum for growth stocks is slowing and valuations in growth stocks have reached unsustainable levels. Conversely, a manager may adopt a growth strategy when the manager believes the economic data indicates the presence of catalysts that favor growth stocks.

•

Global-International Strategy. Investment managers employing a global-international strategy seek to generate capital appreciation through a portfolio of investments representing a variety of globally-oriented or international (non-US) focused long/short equity strategies. These strategies may include positions in the cash, futures and forward markets. Certain investment managers may also make investments in emerging markets.

The Fund’s Board of Directors (the “Board”) has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Fund’s Directors (each a “Director”) have engaged Mellon Hedge Advisors LLC (the “Adviser”), a Delaware limited liability company, to provide investment advice regarding the selection of

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

September 30, 2011 (unaudited)

(1) Organization (continued):

Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser has engaged Optima Fund Management LLC (the “Sub-Investment Adviser”), a registered investment adviser under the Advisers Act, to assist it in performing certain of its duties. BNY Mellon owns indirectly a 15% interest in the Sub-Investment Adviser.

The Sub-Investment Adviser, as part of the Investment Fund selection process, conducts a comprehensive review of the managers of such funds, their investment process and organization, and may conduct interviews with references and industry sources to complete its determination. The Sub-Investment Adviser provides the Adviser with this information, which the Adviser expects to review and utilize in finalizing its Investment Fund selection.

SEI Global Services, Inc. provides accounting and administrative services for the Fund.

Units of limited liability company interests in the Fund (“Units”) are offered solely to eligible investment management clients of the Wealth Management Group of BNY Mellon in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Initial and additional applications for Units in the Fund by investors (“Investors”) may be accepted at such times as the Fund may determine and are generally accepted monthly. The Fund reserves the right to reject any application for Units.

Effective January 1, 2011, the Fund elected to be taxed as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) (the “Tax Transition”).

At a quarterly meeting of the Board held on December 13-14, 2010, the Board authorized the unitization of the capital accounts of Investors, as of January 1, 2011. A total of 5,339,778 Units were issued at an initial price of $100 per Unit. Following the Tax Transition, Units are offered at the net asset value per Unit, and each Unit purchased represents a capital investment in the Fund at that amount.

Units are not redeemable. The Fund from time to time may offer to repurchase Units pursuant to written tenders. These repurchases will be made at such times and on such terms as may be determined by the Directors, in their complete and exclusive discretion. The Adviser expects that it will recommend to the Directors that the Fund offer to repurchase Units from investors twice each calendar year, near mid-year and year-end. Investors can transfer or assign their Units only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an investor, or (ii) with the written consent of the Adviser, which may be withheld in its sole and absolute discretion.

Generally, except as provided under applicable law or under the Fund’s offering documents, an Investor shall not be liable for the Fund's debts, obligations and liabilities in any amount in excess of the Units of such Investor, plus such Investor’s share of undistributed profits and assets.

(2) Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

September 30, 2011 (unaudited)

(2) Significant Accounting Policies (continued):

A. Valuation of the Fund and its Investments

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Quoted prices which are not active, quoted prices for restricted securities, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The asset value of the Fund is determined by or at the direction of the Adviser as of the close of business at the end of each calendar month and on any other date the Directors may designate in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.

The Directors have approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of the end of each calendar month and on any other date the Directors may designate ordinarily is the value determined as of such date for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Investment Fund represents the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s capital was withdrawn from the Investment Fund at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. All valuations utilize financial information supplied by the Investment Funds and are net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. In the event that an Investment Fund does not report a value to the Fund on a timely basis at the end of each calendar month, the Fund determines the fair value of its interest in such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. These investments are categorized within Level 3 of the fair value hierarchy.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and then is valued at amortized cost based on the value on such date unless the Board determines during such sixty-day period that amortized cost does not represent fair value. In both instances, these instruments are categorized within Level 2 of the fair value hierarchy.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

September 30, 2011 (unaudited)

(2) Significant Accounting Policies (continued):

A. Valuation of the Fund and its Investments (continued)

fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

The following is a summary of the inputs used as of September 30, 2011 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Investment Funds	$—	$—	$421,172,661	$421,172,661
Affiliated Mutual Fund	12,325,802	—	—	12,325,802

Total Investments in Securities	$12,325,802	$—	$421,172,661	$433,498,463

The Investment Funds have been disclosed by strategy in the Schedule of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of March 31, 2011	Realized gains (losses)	Change in unrealized depreciation	Purchases	Sales	Transfers in and/or out of Level 3	Balance as of September 30, 2011
Investment Funds
Opportunistic	$143,710,094	$2,436,148	$(19,439,496)	$5,000,000	$(54,201,625)	$—	$77,505,121
Growth	118,949,492	(42,697)	(11,859,201)	—	(451,458)	—	106,596,136
Value	120,496,475	1,354	(19,498,927)	42,000,000	(1,355)	—	142,997,547
Global	94,124,348	—	(50,491)	—	—		94,073,857

Total	$477,280,409	$2,394,805	$(50,848,115)	$47,000,000	$(54,654,438)	$—	$421,172,661

For the six months ended September 30, 2011, there have been no significant changes to the Fund’s fair valuation methodology.

For the six months ended September 30, 2011, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

The change in net unrealized depreciation on investments still held as of September 30, 2011 was $43,610,639.

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

September 30, 2011 (unaudited)

(2) Significant Accounting Policies (continued):

B. Securities Transactions and Income

Securities transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the average cost basis. The Investment Funds in which the Fund invests do not generally distribute income or realized gains from their underlying investment activity. Such undistributed amounts are captured in the value of the Investment Funds in the form of unrealized appreciation.

C. Fund Costs

The Fund bears all expenses incurred in the ongoing business of the Fund including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting fees; costs of computing the Fund’s net asset value, including valuation services provided by third parties; costs of insurance; certain printing costs; and expenses of meetings of the Board and Investors.

D. Income Taxes

Through December 31, 2010, the Fund was classified as a partnership for Federal income tax purposes. Accordingly, no provision for the payment of Federal, state or local income tax had been provided by the Fund. Each Investor is individually required to report on its own annual tax return such Investor’s distributive share of the Fund’s taxable income or loss through December 31, 2010. The Fund provided each Investor with tax reporting in IRS Schedule K-1 through that date. The Fund’s tax reporting to Investors is now made on IRS Form 1099 instead of on Schedule K-1.

As described in Note 1, the Fund elected to be treated as a regulated investment company (“RIC”) for federal tax purposes, effective January 1, 2011.

As a RIC under Subchapter M of the Code, each year that the Fund qualifies as a RIC and distributes to its Investors generally at least 90% of its “investment company taxable income” (as defined in the Code, but without regard to the dividends paid deduction and net tax-exempt income), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a “double tax” on that income and net capital gains since holders of Units normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax).

Tax exempt U.S. investors generally will not incur unrelated business taxable income with respect to an investment in Units if they do not borrow to make the investment.

The Fund also elected to change its tax year end from December 31 to September 30, effective September 30, 2011, to allow management sufficient time to complete the necessary tax work in preparation for determining the amount of the Fund’s annual distribution. The accumulated components of earnings will be reflected on the tax year end.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. If the tax law requires interest and/or penalties to be paid on an underpayment of income taxes, interest and penalty will be classified as income taxes on the financial statements, if applicable. During the year, the Fund did not incur any interest or penalty. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but no limited to, examination by tax authorities (i.e., the last three tax year ends), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

September 30, 2011 (unaudited)

(2) Significant Accounting Policies (continued):

D. Income Taxes (continued)

The cost of investments for Federal income tax purposes is adjusted for items of accumulated taxable income allocated to the Fund from the investments. The allocated taxable income is reported to the Fund by the investments on each such fund’s calendar year Schedule K-1. The estimated aggregate cost of investments and the gross unrealized appreciation and depreciation on investments for federal income tax purposes as of September 30, 2011 are noted below.

Federal tax cost of investments	$398,321,560	*

Gross unrealized appreciation	48,925,532
Gross unrealized depreciation	(14,200,087)

Net unrealized appreciation	$34,725,445

*	Based on book value.

E. Short-Term Investments

Short-term investments consist of liquid investments with maturities of less than 90 days. The Fund had $11,874,344 invested in Dreyfus Cash Management Plus Fund, an affiliated institutional money market fund, including $940,461 of segregated assets, which represents 4% of the value of the Units repurchased effective June 30, 2011. See Note 8.

(3) Investment Advisory Fee and Other Transactions with Affiliates:

The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement. Pursuant to that agreement, the Fund pays the Adviser a monthly fee, based on the net assets at the end of each month (the “Investment Advisory Fee”) at the annual rate of 1.50% of the Fund’s average net assets. Pursuant to this agreement, the Fund was charged $3,658,657 for the six months ended September 30, 2011.

The Fund compensates The Bank of New York Mellon (“BNYM”), a wholly-owned direct subsidiary of BNY Mellon, under a Custody Agreement to provide custody services for the Fund. In consideration for these services, BNYM earns interest on balances, including disbursement balances and balances arising from purchase and sale transactions, and the Fund reimburses certain of BNYM’s expenses. Pursuant to this agreement, the Fund was charged $7,668 for the six months ended September 30, 2011.

The Fund has contracted with Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $10,556 for the six months ended September 30, 2011, which is included in miscellaneous expenses on the Statement of Operations.

The Fund pays each Director who is not a director, officer or employee of the Adviser or its affiliates a $12,500 annual retainer and meeting attendance fees which range from $1,500 to $2,500 per meeting. The Chairman of the Board and Audit Committee Chairperson receive an additional $5,000 to the annual retainer. The Fund also reimburses the Directors for their reasonable out-of-pocket expenses.

The Directors do not receive any pension or retirement benefits from the Fund.

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

September 30, 2011 (unaudited)

(4) Investment Transactions:

During the six months ended September 30, 2011 the Fund had aggregate contributions of capital to and withdrawals of capital from Investment Funds of $47,000,000 and $54,654,438, respectively.

On September 30, 2011, the Fund fully redeemed from Brookside Capital Partners Fund II, L.P. On October 27, 2011, the Fund received initial redemption proceeds of $15,299,369.

(5) Indemnification:

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. The Fund’s maximum exposure under these arrangements is unknown. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, management feels that the likelihood of such an event is remote.

(6) Financial Instruments with Off-Balance Sheet Risk:

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and equity swaps. The Fund’s risk of loss in these Investment Funds is generally limited to the value of these investments as reported by the Fund.

(7) Risk Factors:

An investment in the Fund involves a high degree of risk, including the risk that the entire amount invested may be lost. The Fund allocates assets to a select group of portfolio managers and invests in Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counter-party defaults. No guarantee or representation is made that the investment program will be successful.

The Fund’s interests in Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an Investment Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in an Investment Fund promptly after it determines to do so.

The Investment Funds generally provide for periodic redemptions, with some Investment Funds having hard lock-up provisions. Certain Investment Funds provide for early redemptions, subject to approval, and may charge redemption penalties of 1.5% to 5.0% of net assets. Additionally, certain Investment Funds may amend their liquidity provisions and impose additional lock-up restrictions or otherwise restrict the ability of investors to redeem their interests in the fund.

In order to satisfy certain prohibitions on affiliated transactions imposed by the 1940 Act, the Fund may limit its investment position in any one Investment Fund to less than 5% of the Investment Fund’s outstanding voting securities. Alternatively, to facilitate investments in Investment Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive its right to vote securities of, certain Investment Funds. In cases where the Fund purchases non-voting securities of, or waives its right to vote securities of, an Investment Fund, the Fund will not be able to vote on matters that required the approval of security holders of the Investment Fund, including matters that may be adverse to the Fund’s and its Investors’ interests.

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

September 30, 2011 (unaudited)

(8) Unit Repurchases:

The following is a summary of the Fund’s repurchase activity for the year ended September 30, 2011:

Repurchase Value Date	Commencement Date of Offer	Expiration Date of Offer	Value of Units Purchased
June 30, 2011	April 1, 2011	April 29, 2011	$22,523,810

The Fund initially paid approximately 96% of the estimated value of the repurchased Units of Investors within one month after the value of the Units to be repurchased was determined. The remaining amount is expected to be paid no later than June 10, 2012.

(9) Subsequent Events:

On October 4, 2011, the Fund offered to repurchase up to $35,000,000 in Units from Investors at their estimated net asset value as of December 31, 2011. The offer expired by its terms on November 1, 2011. The Fund received and accepted pursuant to this offer tender requests for Units with an estimated value of $15,268,121. Pursuant to the terms of the repurchase offer, the Fund will initially pay out approximately $14,675,615 by January 31, 2012. The remaining amount will be paid out during June 2012.

During the months of October 2011 through November 17, 2011, the Fund received additional contributions from Investors of $8,295,400.

Directors and Officers (Unaudited)

The following table lists the Fund’s directors and officers; their ages, addresses and years of birth; their position(s) with the Fund; the length of time holding such position(s) with the Fund; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies; and total remuneration paid as of the six month period ended September 30, 2011. The Fund’s Confidential Offering Memorandum includes additional information about the Fund’s directors and is available, without charge to qualified clients of BNY Mellon Wealth Management, upon request by writing Mellon Optima L/S Strategy Fund, LLC at One Boston Place, Suite 024-0071, Boston, MA 02108 or calling toll free 1-877-257-0004.

Independent Directors
Name(Age), Position(s) with Fund, Address and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director Outside Fund Complex	Director Remuneration (period ended September 30, 2011)
Robert Bowen (74), Director c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1937	Term – Indefinite Length – Since December 2008	Retired; formerly Executive Vice President, Callan Associates, 1993-2002	1	None	$12,750

Robert J. Dwyer (67), Director c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1943	Term – Indefinite Length – Since December 2008	Retired; Advisory Director of Morgan Stanley & Co. and President of Dwyer Family Foundation; formerly Executive Vice President of Morgan Stanley Dean Witter	1	Bimini Capital Management, Inc. (REIT); Mas-Tec Inc. (special construction)	$12,750

Carla Diane Hunter (57), Director and Chair of Audit Committee c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1954	Term – Indefinite Length – Since December 2008	Chief Operating Officer, Weizmann Global Endowment Trust, 2002- present; formerly Director of Investments and Treasury, Museum of Modern Art, New York City, 1997 – 2002	1	None	$14,000

Arthur Williams III (68), Director c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1943	Term – Indefinite Length – Since December 2008	President and Chief Investment Officer, Pine Grove Associates, Inc., since 1994; formerly Director of Retirement Plan Investments, McKinsey & Company, until 1994	1	None	$12,750

Rodney S. Yanker (52), Director c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1959	Term – Indefinite Length – Since December 2008	Co-Founder and Senior Partner, Alternative Asset Managers, LP, since 2004; Director and Chief Operations Officer, Transformation Capital Corp., until 2008	1	None	$12,750

Interested Director
Name (Age), Position(s) with Fund, Address and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director Outside Fund Complex	Director Remuneration (period ended September 30, 2011)
Newton P.S. Merrill (71), Director (Chairman) c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1939	Term – Indefinite Length – Since December 2008	Retired; formerly Senior Executive Vice President, The Bank of New York, 1994-2003; Executive Vice President and Group Executive, Bank of Boston, 1991-1994	1	York Enhanced Strategy Fund LLC	$12,500

Principal Officers Who Are Not Directors

Name (Age), Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
David K. Mossman (58) BNY Mellon Wealth Management One Mellon Center Pittsburgh, PA 15258 1952	President and Chief Executive Officer	Term – Indefinite Length – Since December 2008	Senior Vice President and Director, Investment Administration, BNY Mellon Wealth Management (since 1982)

Jennifer L. Carnes (40) BNY Mellon Asset Management 200 Park Avenue, 7th Floor New York, NY 10166 1971	Treasurer and Chief Financial Officer	Term – Indefinite Length – Since September 2010	Vice President, BNY Mellon Asset Management (since 2000)

Katherine Cain (53) BNY Mellon Wealth Management One Boston Place, Suite 024-0072 Boston, MA 02108 1958	Chief Compliance Officer	Term – Indefinite Length – Since December 2008	First Vice President, BNY Mellon Wealth Management Group Compliance (since 2005); Chief Compliance Officer, Mellon Hedge Advisors, LLC (since 2005); formerly Chief Compliance Officer, Boston Safe Advisors (2005 – 2008)

Peter M. Sullivan (43) BNY Mellon Corporation One Boston Place, Suite 024-0081 Boston, MA 02108 1968	Secretary	Term – Indefinite Length – Since February 2009	Managing Counsel – Asset Management and Managing Director, BNY Mellon (since 2008); formerly Senior Counsel and Vice President, Mellon Financial Corporation (2004-2008)

Ridgway H. Powell (48) BNY Mellon Wealth Management One Boston Place, Suite 024-0031 Boston, MA 02108 1963	Vice President	Term – Indefinite Length – Since June 2005	First Vice President, BNY Mellon Wealth Management Group (“WMG”) and Vice President, Mellon Hedge Advisors, LLC; formerly Head of Taxable Fixed Income Desk, BNY Mellon WMG

Anthony J. Mastrocola (34) BNY Mellon Wealth Management One Boston Place, Suite 024-0071 Boston, MA 02108 1977	Vice President	Term – Indefinite Length – Since October 2008	Vice President, BNY Mellon Wealth Management Group (since 2004), Vice President, Mellon Hedge Advisors, LLC (since 2005)

Item 2. Code of Ethics.

Not applicable to this semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments

(a)	The Schedule of Investments in securities of unaffiliated issuers is included as part of the Annual Report to Investors filed under Item 1 of this Form N-CSR.

(b)	Not applicable to this semi-annual filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this semi-annual filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item 10 of Form N-CSR.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures are effective based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the “Evaluation Date” as defined in Rule 30a-3(c) under the Investment Company Act of 1940).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 that occurred during the Registrant’s initial fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 12(a)(2)

(b)	Certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 12(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mellon Optima L/S Strategy Fund, LLC

By (Signature and Title):	/s/ DAVID K. MOSSMAN
David K. Mossman, President and Chief Executive Officer

Date: December 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.

By (Signature and Title):	/s/ DAVID K. MOSSMAN
David K. Mossman, President and Chief Executive Officer

Date: December 9, 2011

By (Signature and Title):	/s/ JENNIFER L. CARNES
Jennifer L. Carnes, Treasurer and Chief Financial Officer

Date: December 9, 2011